SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)  September 18, 1997

                          BALCOR PENSION INVESTORS-IV
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-11699
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3202727
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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North Kent Mall

In October 1983, the Partnership funded a $5,455,654 loan evidenced by a promissory note in the amount of $11,000,000 and collateralized by a wrap-around mortgage on North Kent Mall, Grand Rapids, Michigan (the "Property"). The Partnership obtained title to the Property pursuant to a deed in lieu of foreclosure on January 14, 1994. The Property was acquired subject to two mortgage loans each held by a different unaffiliated lender, one collateralized by the Property with the exception of an outlot (the "Mall") and the other collateralized solely by the outlot (the "Outlot"). As of August 31, 1997, the loan collateralized by the Mall (the "Mall Loan") and the loan collateralized by the Outlot had outstanding principal amounts of approximately $1,645,000 and $779,000, respectively.

In 1996, the Partnership made a $100,000 principal payment on the Mall Loan to extend its maturity to December 31, 1996. Subsequently, the Partnership and the holder of the Mall Loan (the "Lender") executed an agreement effective as of January 1, 1997, pursuant to which the maturity date of the Mall Loan was further extended to September 1, 1997, allowing the Partnership time to locate a purchaser and consummate a sale of the Mall. In the event no sale occurred by September 1, 1997, title to the Mall was obligated to be conveyed to the Lender pursuant to a deed in lieu of foreclosure. The Partnership was unable to complete a sale of the Mall and on September 18, 1997, the deed in lieu of foreclosure was delivered to the Lender for recording. Upon the recording of the deed, the Partnership will have no further obligations under the Mall Loan and no further interest in the Mall.

The loan collateralized by the Outlot matures in 2010. The Partnership is currently marketing the Outlot for sale.


ITEM 5.  OTHER EVENTS
------------------------------------

Glendale Fashion Center

As previously reported, on October 10, 1996, the Partnership contracted to sell the Glendale Fashion Center, Glendale, California, to an unaffiliated party, Vestar Development Co., an Arizona corporation. The sale price is $10,700,000. Pursuant to agreements between the purchaser and the Partnership, the purchaser had the option to extend the closing date, originally scheduled for March 31, 1997, for up to six 30 periods upon three business days advance notice to the Partnership and the deposit of additional earnest money. The purchaser and the Partnership have executed an amendment to the agreement of sale permitting two additional 30 day extensions through December 2, 1997. The purchaser previously exercised options to extend the closing date to October 27, 1997 and deposited additional earnest money for a total of $750,000 of earnest money held in the escrow account. It is expected that the purchaser will exercise options to further extend the closing date.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (99) (a) Tenth Amendment to Agreement of Purchase and Sale relating to the sale of Glendale Fashion Center, Glendale, California.

               (b) Extension Letter dated August 27, 1997 relating to the sale of Glendale Fashion Center, Glendale, California.

               (c) Extension Letter dated September 23, 1997 relating to the sale of Glendale Fashion Center, Glendale, California.

          No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR PENSION INVESTORS-IV

                         By: Balcor Mortgage Advisors-III, an Illinois general partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              -------------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and General Counsel


Dated:  September 29, 1997
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